Exhibit 99.1

For immediate Release:

FirstCash Announces Upsize and Pricing of $550 Million Senior Notes Due 2030 to Fund Part of its Acquisition of American First Finance

Fort Worth, Texas (December 9, 2021) — FirstCash, Inc. (the “Company”) (Nasdaq: FCFS) today announced that it has upsized and priced its previously announced private offering (the “Offering”) of $550 million in aggregate principal amount of senior notes due 2030 (the “Notes”), representing an increase of $25 million in aggregate principal amount from the previously announced proposed offering size. The Notes will pay interest semi-annually at a rate of 5.625% per annum payable on January 1 and July 1 of each year beginning on July 1, 2022. The Notes will be unsecured senior obligations of the Company. The Offering is expected to close on December 13, 2021, subject to the satisfaction of customary closing conditions.

The Company intends to use the proceeds from the Offering to finance the cash consideration of the previously announced pending acquisition (the “Acquisition”) of American First Finance Inc. (“AFF”), repay in full the outstanding debt under AFF’s credit facility, to pay fees, costs and expenses incurred in connection with the Acquisition and the Offering and the remainder (if any) to repay a portion of the borrowings under the Company’s senior unsecured revolving credit facility. The Offering is not contingent on the closing of the Acquisition or any debt financing. However, in the event that (i) the Acquisition is not consummated on or prior to March 31, 2022 (the “Outside Date”) or (ii) the Company notifies BOKF, NA, which is serving as trustee for the Notes, of its abandonment or termination of the business combination agreement dated as of October 27, 2021, as amended, by and among the Company, AFF and the other parties thereto, or its determination that the Acquisition will not be consummated by the Outside Date, the Notes will be subject to a special mandatory redemption at a price equal to 100% of the initial issue price of the Notes plus accrued and unpaid interest from the date of the issuance of the Notes to, but excluding, the date of such special mandatory redemption.

The Notes are being offered in a private placement, solely to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This notice does not constitute an offer to sell the Notes, nor a solicitation for an offer to purchase the Notes, in any jurisdiction in which such offer or solicitation would be unlawful.

Forward-Looking Information

This release contains forward-looking statements, including statements about the Offering and the intended use of the net proceeds thereof. Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “will,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. The forward looking statements contained in this release include, without limitation, statements related to: the expected timing, size, terms and the Company’s ability to complete the Offering and any debt financing; the Company’s anticipated use of proceeds from the Offering; and the completion of the planned Acquisition and the timing and financing thereof.

These forward-looking statements are made to provide the public with management’s current expectations with regard to the planned Acquisition, the Offering and the intended use of the net proceeds thereof. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors may include, without limitation, risks associated with the CFPB lawsuit filed against the Company, including the incurrence of meaningful expenses, reputational damage, monetary damages and other penalties; with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals; potential volatility in the capital markets and impact on the ability to complete the proposed debt financing necessary to satisfy the purchase price; failure to retain key management and employees of AFF; issues or delays in the successful integration of AFF operations with those of the Company, including incurring or experiencing unanticipated costs and/or delays or difficulties; unfavorable reaction to the acquisition by customers, competitors, suppliers and employees; the Company’s ability to consummate the Offering and the risks, uncertainties and regulatory developments (1) related to the COVID-19 pandemic, which include risks and uncertainties related to the current unknown duration of the COVID-19 pandemic, the impact of governmental responses that have been, and may in the future be, imposed in response to the pandemic, including stimulus programs which could adversely impact lending demand, vaccine mandates which could have an adverse impact on the Company’s ability to retain its employees and regulations which could adversely affect the Company’s ability to continue to fully operate, potential changes in consumer behavior and shopping patterns which could impact demand for both the Company’s pawn loan and retail products, labor shortages, the deterioration in the economic conditions in the United States and Latin America which potentially could have an impact on discretionary consumer spending, and currency fluctuations, primarily involving the Mexican peso and (2) discussed and described in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and filed with the Securities and Exchange Commission (the “SEC”) on February 1, 2021, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, and (ii) in the other reports filed with the SEC, including the Company’s Quarterly Report on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

About FirstCash

FirstCash is the leading international operator of pawn stores with more than 2,800 retail pawn locations and approximately 16,000 employees in 25 U.S. states, the District of Columbia and four countries in Latin America including Mexico, Guatemala, Colombia and El Salvador. FirstCash focuses on serving cash and credit constrained consumers through its retail pawn locations, which buy and sell a wide variety of jewelry, electronics, tools, appliances, sporting goods, musical instruments and other merchandise, and make small consumer pawn loans secured by pledged personal property.

FirstCash is a component company in both the Standard & Poor’s MidCap 400 Index® and the Russell 2000 Index®. FirstCash’s common stock (ticker symbol “FCFS”) is traded on the Nasdaq, the creator of the world’s first electronic stock market.